SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	August 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC3)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-22559  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On August 25, 1997 a scheduled distribution was made from the Trust to holders
		of the Class A Certificates.  The Trustee has caused to be filed with the
		Commission, the Monthly Report dated August 25, 1997.  The Monthly Report is
		filed pursuant to and in accordance with (1) numerous no-action letters (2)
		current Commission policy in the area.


		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applica ble:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated August 25, 1997.






SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC3

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:      08/25/97

                   Beginning
                  Certificate    Principal    Interest Realized     Certificate
Class  Cusip       Balance    Distribution Distribution  Losses      Balance
A    79548KVU9  99,382,764.49 1,256,661.88  508,984.69      0.00  98,126,102.61
CE          NA   3,363,197.97         0.00  228,984.83      0.00   3,363,197.97

R-II 79548KVW5           0.00         0.00        0.00      0.00           0.00
Total          102,745,962.46 1,256,661.88  737,969.52      0.00 101,489,300.58


      AMOUNTS PER $1,000 UNIT
                                              Ending             Current
     Principal    Interest        Total    Certificate Realized  Pass-Through
ClassDistribution DistributionDistribution   Balance     Losses  Interest Rate
A    12.552811       5.084254    17.637065  980.182825  0.000000       5.947500%
CE    0.000000      68.085445    68.085445  1000.00000  0.000000       2.662941%
R-II    0.0000       0.000000     0.000000    0.000000  0.000000       5.947500%

  The Class CE Certificates accrue interest on a Notional Balance equal to the LT1 Uncertificated Balance.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                 42,818.70
TRUSTEE FEES                                  1,370.21

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
               Guaranteed Principal Distribution                           0.00
               Guaranteed Interest Distribution                      508,984.69

Section 4.02 (v.)
INSURANCE PAYMENT                                 0.00
CERTIFICATE INSURER REIMBURSEMENT                 0.00
CUMULATIVE INSURANCE PAYMENTS                     0.00

Section 4.02 (vi.)
P&I ADVANCES   Total Advances               189,407.78
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF:Stated Principal Balance of Mortgage Loans        101,508,917.10
      08/25/97 Stated Principal Balance of REO Properties                  0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                              861
               Aggregate Principal Balance as of the Due Date    101,508,917.10
               Weighted Average Remaining Term to Maturity                  356
               Weighted Average Mortgage Rate                           9.35566%

                                                                 Unpaid
Section 4.02 (ix.)                                               Principal
DELINQUENCY INFORMATION                                Number    Balance
     30-59 days delinquent                                     6     455,873.00
     60-89 days delinquent                                     0           0.00
     90 or more days delinquent                                0           0.00
     Foreclosure proceedings have commenced                    0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)             Loans that become REO properties in the preceding
                              calendar month:
REO INFORMATION               Unpaid Principal                 Stated Principal
               Loan Number        Balance                        Balance



Section 4.02 (xi.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (xii.)           Aggregate Amount of Principal Prepayments:
               Curtailments                                           10,107.14
               Payments in Full                                    1,190,808.26

               REO Principal Amortization                                  0.00

Section 4.02 (xiii.)
REALIZED LOSSES               Realized Losses that were incurred during the
                              related Prepayment Period
               Total Realized Losses              0.00
               Which Include:
               Extraordinary Losses               0.00
               Fraud Losses                       0.00
               Special Hazard Losses              0.00
               Bankruptcy Losses                  0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
               Ending
               Principal      Realized
               Balance        Losses
     Class A    98,126,102.61         0.00
     Class CE    3,363,197.97         0.00
     Total     101,489,300.58         0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                           Certificate
                                           Factor
                              Class A       0.98018282
                              Class CE      0.98082600






Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS

                              Reduction from the Allocation of:
                  Interest                             Prepayment
                  Distribution  Realized    Basis Risk  Interest
                   Amount        Losses     Shortfalls Shortfalls
     A             508,984.69         0.00        0.00      0.00
     CE            228,984.83         0.00        0.00      0.00
     TOTAL         737,969.52         0.00        0.00      0.00

                   Portion    Relief Act    Remaining
                 Paid Under     Interest      Unpaid
                   Policy      Shortfalls    Amounts
     A                   0.00         0.00        0.00
     CE                  0.00         0.00        0.00
     TOTAL               0.00         0.00        0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST           Prepayment Interest Shortfalls not           0.00
  SHORTFALLS                  covered by the Servicer:


Section 4.02 (xix.)           Relief Act Interest Shortfall                0.00

Section 4.02 (xx.)            Fraud Loss Amount                    3,104,801.94
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                1,560,000.00

Section 4.02 (xxi.)           Required Subordinated Amount         3,363,197.97

Section 4.02 (xxii.)          Subordination Increase Amount                0.00

Section 4.02 (xxiii.)         Subordination Reduction Amount               0.00

Section 4.02 (xxiv.)
PASS THROUGH RATE                                      Class A   Class CE
               Current Distribution Period              5.947500%      2.662941%
               Next Distribution Period (Estimated)     5.885000%      2.725968%


Section 4.02 (xxv.)
RESERVE FUND                  Beginning Balance                          261.82
                              Deposits                                   367.63
                              Withdrawals                                  0.00
                              Ending Balance                             629.45

PERFORMANCE MEASURES
                              Net Monthly Excess Spread              228,008.66
                              Net Monthly Excess Cash Flow           228,008.66
                              Spread Squeezed Percentage                2.69595%
                              Spread Squeeze Subordination
                              Increase Amount                              0.00
                                                         Step Up-Step Down-
                                                    Current LevelCurrent Level
Step Up and Step Down Triggers   Current Level:        more than:less than:
     Cumulative Loss Test         0.000000%             0.750000%            NA
     Rolling Delinquency Test     0.000000%            11.000000%      9.000000%
     Rolling Loss Test            0.000000%             1.000000%      0.500000%

Step Up Trigger Occurrence                 NO
Step Down Trigger Occurrence               NO




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997